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                                  Exhibit 10.9
                          PLEDGE AND SECURITY AGREEMENT

           PLEDGE AND SECURITY AGREEMENT, dated as of June 24, 1999, delivered by , an individual residing at the address set forth at the end of this Agreement (the "Pledgor"), to RACI Holding, Inc., a Delaware corporation (the "Pledgee").

                               W I T N E S S E T H

           WHEREAS, the Pledgee has offered to the Pledgor Stock Purchase Rights to purchase up to ________ shares of Class A Common Stock, par value $.01 per share (the "Common Stock") or deferred shares of Common Stock and certain other securities, as described in a Confidential Offering Memorandum dated May 14, 1999, as supplemented by the supplement to offering memorandum dated June 8, 1999 (as so supplemented, the "Offering Memorandum");

           WHEREAS, the Pledgor has purchased shares (the "Pledged Shares") of Common Stock pursuant to a Management Stock Subscription Agreement (the "Stock Subscription Agreement"), dated as of the date hereof, among the Pledgor and the Pledgee;

           WHEREAS, prior to the date hereof, the Pledgor has been granted options to purchase _____ shares of Common Stock (the "Pledged Options") pursuant to one or more Management Stock option Agreements (each such agreement, a "Stock Option Agreement");

           WHEREAS, in connection with the purchase under the Stock Subscription Agreement, the Pledgor has delivered to the Pledgee a promissory note, dated the date hereof (the "Note"); and

           WHEREAS, the Note requires that the Pledgor execute and deliver this Pledge Agreement;

           NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, the parties agree as follows:

1.         Definitions.

      a. "Event of Default" shall mean any one of the following events (whatever the reason for such Event of Default and whether it shall be effected voluntarily or


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      involuntarily, by operation of law or pursuant to judgment, decree or order of any court or any order, rule or regulation of any governmental body): (i) a default in the payment of any principal of or interest on the Note whenever it becomes due and payable (whether at maturity or any date fixed for prepayment or by declaration or otherwise); (ii) a default in the performance or the breach of any covenant, representation or warranty of the Pledgor contained in the Note, this Agreement, the Stock Subscription Agreement or a Stock Option Agreement; (iii) the Pledgor's
      (A) application for or consent to the appointment of a receiver, trustee, custodian or liquidator of any of his property, (B) admission in writing of his inability to pay his debts as they mature, (C) making of a general assignment for the benefit of creditors, (D) adjudication as a bankrupt or insolvent or being the subject of an order for relief under Chapter 13 of the United States Bankruptcy Code or (E) filing a voluntary petition in bankruptcy, or a petition or an answer seeking an arrangement with creditors or to take advantage of any bankruptcy, insolvency, readjustment of debt or liquidation law or statute, or an answer admitting the material allegations of a petition filed against him in any proceeding under any such law; or (iv) the entry of an order, judgment or decree, without the application, approval or consent of the Pledgor, by any court of competent jurisdiction, approving a petition appointing a receive, trustee, custodian or liquidator of all or a substantial part of the assets of the Pledgor, and such order, judgment or decree continuing unstayed and in effect for a period of thirty days.

2. Security for Obligations. This Agreement is being delivered and is made for the benefit of the Pledgee to secure the due and timely payment by the Pledgor of the principal amount of and interest on the Note and all other amounts payable by the Pledgor under the Note and this Agreement (the "Secured Obligations").

3. Pledge of Collateral. As security for the prompt payment and performance of the Secured Obligations when due (whether at stated maturity, by acceleration or otherwise), Pledgor hereby grants to the Pledgee a security interest in all the following property, whether now owned or hereafter acquired and whether now or in the future existing (collectively, the "Collateral"): (i) the Pledged Shares; (ii) the Pledged Options; (iii) all additional shares of Common Stock from time to time acquired by Pledgor upon exercise of the Pledged Options; (iv) all dividends, instruments, cash and other property or rights of any kind at any time received, receivable or otherwise distributed or distributable with respect to any of the foregoing; (v) all other Pledged Property (as defined in Section 6) and (vi) all proceeds of any of the property described in clauses (i) through (v) above; and the Pledgor hereby pledges and deposits with the Pledgee the Pledged Shares, and assigns and transfers to the Pledgee all of his or her right, title and interest in and to the



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      Pledged Shares, to be held by the Pledgee in accordance with this
      Agreement. The certificates representing the Pledged Shares, accompanied by duly executed stock powers endorsed in blank by the Pledgor, have been delivered by the Pledgor to the Pledgee. The Pledgor hereby assigns to the Pledgee all of his or her right, title and interest in and to the Pledged Options and under the Stock Option Agreements.

4. Agreement to Pledge Option Shares. The certificates representing all shares of Common Stock purchased upon the exercise of the Pledged Options, accompanied by duly executed stock powers endorsed in blank by the Pledgor, shall be delivered by the Pledgor to the Pledgee promptly following such exercise and receipt of such certificates and held in pledge hereunder as Pledged Shares to secure the due and timely payment of the principal amount of and interest on the Note.

5. Voting. The Pledgor shall be entitled to vote any and all of the Pledged Shares and to give consents, waivers and ratifications in respect thereof and to exercise all rights with respect to the Pledged Options and to give consents, waivers and ratifications in respect thereof until the occurrence of an Event of Default pursuant to Section 7 of the Note. From and after the occurrence of an Event of Default, until the date that there does not exist an Event of Default, the Pledgee shall vote the Pledged Shares, give consents, waivers and ratifications in respect thereof, in the same proportion as the votes of all other stockholders of the Pledgee voting on any matter submitted to the stockholders, and shall have the right to exercise all Pledged Options, and give consents, waivers and ratifications in respect thereof.

6.         Dividends and Distributions.

      a. Non-Cash Dividends. (i) All non-cash dividends and distributions (less any portion of such non-cash dividends that is applied to pay any tax due thereon) paid with respect to the Pledged Shares and the Pledged Options (the "Pledged Non-Cash Dividends"), (ii) all non-cash property (less any portion of such non-cash property that is applied to pay any tax due thereon) distributed with respect to the Collateral and (iii) all other non-cash Collateral that may be pledged (together with the Pledged Non-Cash Dividends, the "Pledged Property") shall be delivered to the Pledgee and held in pledge hereunder to secure the due and timely payment of the principal amount of and interest on the Note.

      b. Cash Dividends, Etc. All cash dividends and distributions (less the amount of such cash dividends and distributions necessary to pay any tax due thereon) paid on the Collateral and other cash Collateral shall be assigned to the Pledgee for the payment of the Loan Balance. Any assigned cash dividends or



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      distributions shall be applied first to accrued interest on the Note and then to the outstanding principal amount of the Note.

7. Repurchase Obligations of the Pledgee. If the Pledgee, Remington Arms Company, Inc., a Delaware corporation ("Remington"), or The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership ("C&D Fund IV") repurchases any or all of the Pledged Shares or Pledged Options, the shares repurchased shall be released from this pledge and the Pledgee may apply, or Remington or C&D Fund IV may pay to the Pledgee to be applied, as the case may be, the proceeds of such repurchase in accordance with the provisions of Section 9 hereof.

8. Remedies in Case of Event of Default. Upon the occurrence and continuance of an Event of Default, the Pledgee (a) may transfer into its name, or into the name of its nominee or nominees, all or any portion of the Collateral and (b) may sell, assign and deliver the whole or, from time to time, any part of the Collateral, at any private sale or at public auction, and may buy in the same or participate in the purchase thereof, in any manner consistent with the requirements of Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (or any successor statute thereto). The Pledgee shall apply the proceeds of any sale or buying in, together with any other monies at the time held by it hereunder, as provided in Section 9 hereof. Neither the failure nor delay on the part of the Pledgee to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of such right, remedy, power or privilege preclude any other or further exercise thereto or the exercise of any such other right, remedy, power or privilege. Each right, power and remedy of the Pledgee provided for in this Agreement, the Stock Subscription Agreement, a Stock Option Agreement or the Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the Stock Subscription Agreement, Stock Option Agreement or the Note or in any such other instrument or agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

9. Use of Proceeds. The proceeds of any sale, payment on, settlement of collection, or other use or disposition of the Collateral shall be applied by the Pledgee as follows:



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      a. Expenses and Advances. In the event of any foreclosure on the
      Collateral pursuant to Section 7 hereof, first to the payment of all reasonable expenses, out-of-pocket costs and advances made or incurred by the Pledgee in connection with such foreclosure;

      b. Other Indebtedness. After payment of any expenses and advances as described above, or if no such expenses or advances are payable hereunder, first to the payment of accrued interest on the Note and then to the unpaid principal amount thereof; and

      c. Surplus. If any surplus remains after satisfaction of the Note, to the Pledgor or his or her successors and assigns.

10. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any amendment or modifications of or addition or supplement to the Note, the Stock Subscription Agreement or any Stock Option Agreement, or any instrument referred to in any or all of them; (b) any exercise or non-exercise by the Pledgee of any right, remedy, power or privilege under or in respect of this Agreement; (c) any waiver, consent, extension or other action or inaction in respect of this Agreement; (d) any bankruptcy, insolvency, reorganization or the like, of the Pledgor or the Pledgee or any other corporation, association, partnership or person; or (e) any other circumstances, whether or not the Pledgor shall have notice or knowledge or any of the foregoing.

11. Bailment Agreement. Pledgor and Remington are parties to a Master Bailment Agreement, dated as of June 24, 1999 (the "Bailment Agreement"), pursuant to which Pledgor has agreed to deliver his shares of Common Stock to Remington, as bailee, for safekeeping on the terms and conditions set forth in the Bailment Agreement. It is understood and agreed that the Bailment Agreement shall be suspended by this Agreement for so long as this Agreement is in full force and effect. Pledgor and Pledgee acknowledge and agree that, immediately upon the termination of this Agreement pursuant to Section 12 hereof, the Bailment Agreement shall be binding upon the parties thereto in accordance with its terms and all Pledged Shares shall be delivered to Remington to be held pursuant to the terms of the Bailment Agreement.

12. Termination. Upon payment in full of the Secured Obligations, this Agreement shall terminate and (i) the Pledgor shall be bound by the terms and conditions of the Bailment Agreement with respect to the Pledged Shares and (ii) except for such Pledged Shares as are delivered to Remington to be held pursuant to the Bailment Agreement, Pledgee shall deliver to the Pledgor the property or evidences of



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      ownership with respect to the Pledged Property. Notwithstanding the foregoing, the Pledgee shall not be obligated to redeliver any such certificates, property or evidence to the extent that such certificates, property or evidence have been pledged by the Pledgor to the Pledgee as security for the obligations of the Pledgor under any promissory note other than the Note.

13.        Miscellaneous.

      a. Miscellaneous. Pledgor hereby authorizes the Pledgee to date this Agreement as of the date of the making of the Note and to complete any blank space herein according to the terms upon which the loan under the Note was granted.

      b. Notices. All notices, requests, demands, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by telecopy or telegram, as follows:

           (i) if to the Pledgee, to:

                RACI Holding, Inc.
                870 Remington Drive
                Madison, North Carolina  27025
                Attention:  Chief Financial Officer

           (ii) if to the Pledgor, to him or her at the address set forth at the end of this Agreement.

      c. Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties hereto, or their respective successors and assigns, any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

      d. Waiver. Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except



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      as provided in the preceding sentence, no action taken pursuant to this
      Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same any time or times hereunder.

      e. Amendment. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Pledgor and the Pledgee.

      f. Assignability. This Agreement or any right or remedy hereunder may be transferred or wholly assigned by the Pledgee to (I) any direct or indirect subsidiary of the Pledgee or (ii) any creditor of the Pledgee or any of its subsidiaries. Except as aforesaid, neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Pledgee or the Pledgor without the prior written consent of the other party.

      g. Withholding of Taxes. The Pledgee shall have the right to require the Pledgor to pay the amount of any taxes that are required to be withheld with respect to the non-cash dividends paid on the Pledged Shares or the Pledged Options or with respect to any other property delivered to the Pledgor, or to sell such shares or other property if the proceeds of such sale will be sufficient to satisfy such withholding requirement, and shall have the right to withhold the amount of any taxes that are required to be withheld from any cash dividends or any repurchase proceeds.

      h. Further Assurances. Pledgor agrees to execute and deliver such further documents, certificates, assignments, security agreements and financing statements and to take such further actions as Pledgee may reasonably request to confirm or perfect the pledge and security interest intended to be granted by Pledgor to Pledgee hereby.

      i. GOVERNING LAW. THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE



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      PRINCIPLES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES WOULD REQUIRE
      OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

      j. Sections and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

      k. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



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           IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                                             RACI HOLDING, INC.



                                             By:
                                                --------------------------------
                                                Name:
                                                Title:


                                             THE PLEDGOR



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                                             Address of Pledgor:





                                             Social Security Number:


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